Earnings Per Share	12 Months Ended
Jun. 30, 2019
Earnings per share [abstract]
Earnings Per Share
Earnings Per Share
Basic earnings per share is computed by dividing the net income attributable to ordinary shareholders by the weighted-average number of ordinary shares outstanding during the period. Diluted earnings per share is computed by giving effect to all potential weighted-average dilutive shares. The dilutive effect of outstanding awards is reflected in diluted earnings per share by application of the treasury stock method.
A reconciliation of the calculation of basic and diluted loss per share is as follows:

	Fiscal Year Ended June 30,
	2019	2018	2017
	(U.S. $ in thousands, except per share data)
		*As Adjusted	*As Adjusted
Numerator:
Net loss attributable to ordinary shareholders	$(637,621)	$(113,432)	$(37,449)
Denominator:
Weighted-average ordinary shares outstanding—basic	238,611	231,184	222,224
Weighted-average ordinary shares outstanding—diluted	238,611	231,184	222,224
Net loss per share attributable to ordinary shareholders:
Basic net loss per share	$(2.67)	$(0.49)	$(0.17)
Diluted net loss per share	$(2.67)	$(0.49)	$(0.17)
* As adjusted to reflect the impact of the full retrospective adoption of IFRS 15. See Note 2 for further details.
For fiscal years ended June 30, 2019, 2018 and 2017 , 9.6 million, 12.8 million and 13.8 million, respectively of potentially anti-dilutive shares were excluded from the computation of net loss per share.